Exhibit 99. (16)

POWER OF ATTORNEY

The undersigned Directors and Officers of Prudential Jennison Small Company Fund, Inc. hereby constitute, appoint and authorize each of Claudia DiGiacomo, Deborah A. Docs, Andrew R. French, Raymond A. O’Hara, Amanda Ryan, and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign, execute and deliver on his or her behalf, individually and in each capacity stated below, any Registration Statement on Form N-14 and any amendment thereto (including pre and post-effective amendments) relating to the reorganization and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Signature	Title

/s/ Ellen S. Alberding	Director
Ellen S. Alberding

/s/ Kevin J. Bannon	Director
Kevin J. Bannon

/s/ Scott E. Benjamin	Director
Scott E. Benjamin

/s/ Linda W. Bynoe	Director
Linda W. Bynoe

/s/ Keith Hartstein	Director
Keith Hartstein

/s/ Michael S. Hyland	Director
Michael S. Hyland

Director
Stephen P. Munn

/s/ Stuart S. Parker	Director and President (Principal Executive Officer)
Stuart S. Parker

/s/ James E. Quinn	Director
James E. Quinn

/s/ Richard A. Redeker	Director
Richard A. Redeker

/s/ Stephen G. Stoneburn	Director
Stephen G. Stoneburn

/s/ Grace C. Torres	Director
Grace C. Torres

/s/ M. Sadiq Peshimam	Treasurer (Principal Financial and Accounting Officer)
M. Sadiq Peshimam

Dated: December 18, 2014

POWER OF ATTORNEY

The undersigned Directors and Officers of Prudential Jennison Small Company Fund, Inc. hereby constitute, appoint and authorize each of Claudia DiGiacomo, Deborah A. Docs, Andrew R. French, Raymond A. O’Hara, Amanda Ryan, and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign, execute and deliver on his or her behalf, individually and in each capacity stated below, any Registration Statement on Form N-14 and any amendment thereto (including pre and post-effective amendments) relating to the reorganization and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Signature	Title

/s/ Douglas H. McCorkindale	Director
Douglas H. McCorkindale

/s/ Robin B. Smith	Director
Robin B. Smith

Dated: December 18 , 2014